UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Blackstone Secured Lending Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! BXSL 2024 Annual Meeting Vote by September 11, 2024 11:59 PM ET BLACKSTONE SECURED LENDING FUND (BXSL) 345 PARK AVENUE, 31ST FLOOR NEW YORK, NY 10154 V52690-P14829 You invested in BXSL and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 12, 2024. Get informed before you vote View the Proxy Statement, Form of Proxy and our 2023 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to August 29, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. We encourage you to access and review the proxy materials before voting. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and September 12, 2024 10:00 a.m. (Eastern Time) vote without entering a control number Attend the Annual Meeting and vote virtually at: www.virtualshareholdermeeting.com/BXSL2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Board Voting Items Recommends 1. Elect two Class III Trustee nominees listed in the Proxy Statement. Nominees: 1a. Brad Marshall For 1b. Tracy Collins For 2. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal For year ending December 31, 2024. NOTE: Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof will be voted on by the proxy holders in their discretion. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V52691-P14829